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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 30, 2007

                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

               000-50249                                   52-2298116
        (Commission File Number)               (IRS Employer Identification No.)

   50 ROCKEFELLER PLAZA, NEW YORK, NY                        10020
(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 492-1100

          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 30, 2007, Corporate Property Associates 15 Incorporated (the "registrant") entered into an Amended and Restated Advisory Agreement (the "Agreement") with its advisor, Carey Asset Management Corp. (the "Advisor"). The Agreement has a term of one year and replaces the prior advisory agreement that was in effect until September 29, 2007. The Agreement provides that the Advisor will continue to be responsible for managing the registrant on a day-to-day basis and for identifying and making acquisitions on the registrant's behalf. The fees payable to the Advisor for services under the Agreement are consistent with the fees payable under the prior advisory agreement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 Corporate Property Associates 15 Incorporated




Date: October 4, 2007        By: /s/ Mark J. DeCesaris
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                                 Mark J. DeCesaris
                                 Managing Director and
                                 acting Chief Financial Officer